SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 1, 2006
BUFFETS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	333-116897 (Commission File Number)	22-3754018 (IRS Employer Identification No.)

1460 BUFFET WAY EAGAN, MINNESOTA (Address of principal executive offices)	55121 (Zip Code)
Registrant’s telephone number, including area code: (651) 994-8608
NOT APPLICABLE
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
     On November 7, 2006, Buffets Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K with respect to, among other things, the completion of the acquisition of Ryan’s Restaurant Group, Inc. (“Ryans”) by a subsidiary of Buffets, Inc., a wholly owned subsidiary of the Company. This Form 8-K/A provides the financial information required under Item 9.01(a) and (b) of this Current Report.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired
     The following financial statements of Ryan’s are being filed with this report as Exhibit 99.1:
•	Audited consolidated balance sheets as of December 28, 2005 and December 29, 2004 and the related consolidated statement of earnings and cash flows for each of the years in the three-year period ended December 28, 2005;

•	Unaudited financial statements for the interim period as of and for the thirteen weeks ended September 27, 2006.
(b)	Pro Forma Financial Information
     The following pro forma financial information is being filed with this report as Exhibit 99.2:
•	Unaudited pro forma balance sheet as of September 20, 2006;

•	Unaudited pro forma statement of operations for the year ended June 28, 2006 and for the twelve weeks ended September 20, 2006;

•	Notes to unaudited pro forma condensed combined financial information.
(d)	Exhibits

Exhibit No.	Description

99.1	Financial Statements listed in Item 9.01(a).
99.2	Pro Forma Financial Information listed in Item 9.01(b).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: January 16, 2007

BUFFETS HOLDINGS, INC.
By:	/s/ R. Michael Andrews, Jr.
	Name:	R. Michael Andrews, Jr.
	Title:	Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Financial Statements listed in Item 9.01(a).
99.2	Pro Forma Financial Information listed in Item 9.01(b).